                                                     SUBSEQUENT TRANSFER AGREEMENT

         Pursuant to this Subsequent  Transfer  Agreement No.1 (the "Agreement"),  dated as of September 12, 2007, between  RESIDENTIAL
FUNDING  COMPANY,  LLC, as seller  ("RFC" or the  "Seller"),  and  DEUTSCHE  BANK TRUST  COMPANY  AMERICAS  in its  capacity as trustee
(together with its permitted  successors and assigns,  the  "Trustee"),  and pursuant to the assignment and assumption  agreement dated
August 31, 2007 (the "Assignment  Agreement"),  between RFC, as seller, and Residential  Accredit Loans,  Inc., as purchaser  ("RALI"), the Seller and the  Trustee  agree to the sale by the  Seller and the  purchase  by the  Trustee of the  mortgage  loans  listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized  terms used and not defined herein have their  respective  meanings as set forth in the  Assignment  Agreement and the Series  Supplement,  dated as of August 1, 2007 among RALI,  RFC, as master  servicer  (the "Master  Servicer"),  and Deutsche Bank
Trust Company  Americas,  as trustee and the Standard Terms of Pooling and Servicing  Agreement,  dated as of August 1, 2007 (together, the "Pooling and Servicing  Agreement"),  which meanings are incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Seller does hereby sell,  transfer,  assign,  set over and convey to the Trustee,  without  recourse,  all of its right,  title and interest in and to the  Subsequent  Mortgage  Loans,  all  principal  received and interest  thereon on and after the
Subsequent  Cut-off Date,  all monies due or to become due thereon and all items with respect to the  Subsequent  Mortgage  Loans to be delivered  pursuant to Section 2(b) of the Assignment  Agreement;  provided,  however,  that the Seller reserves and retains all right, title and  interest in and to principal  received  and  interest  accruing on the  Subsequent  Mortgage  Loans prior to the  Subsequent
Cut-off  Date.  The Seller,  contemporaneously  with the  delivery of this  Agreement,  has  delivered or caused to be delivered to the
Trustee  each item set forth in Section 2(b) of the  Assignment  Agreement.  The Trustee  hereby  acknowledges  its  acceptance  of all right,  title and  interest in and to the  Subsequent  Mortgage  Loans and other  property  existing  on the date hereof and  hereafter created or conveyed to it pursuant to this Agreement and Section 2(b) of the Assignment Agreement.

         The Seller  intends  that the  conveyance  by the Seller to the  Trustee of all its right,  title and  interest  in and to the
Subsequent  Mortgage  Loans  pursuant to this Section 1 shall be, and be construed as, a sale of the  Subsequent  Mortgage Loans by the
Seller to the Trustee.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the Subsequent  Mortgage Loans by the Seller to the Trustee to secure a debt or other  obligation  of the Seller.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in this Section  shall be deemed to be, and hereby is, a grant by the Seller to the Trustee of a security  interest in all of the Seller's right,  title and interest,  whether now owned or hereafter acquired,  in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments, documents,  money,  deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property consisting of, arising from or relating to any of the following:  (A) the  Subsequent  Mortgage Loans,  including  (i) with  respect to each Subsequent  Cooperative Loan, the related Mortgage Note,  Security Agreement,  Assignment of Proprietary Lease,  Cooperative Stock
Certificate,  Cooperative  Lease,  any insurance  policies and all other  documents in the related  Mortgage File, (ii) with respect to each  Subsequent  Sharia  Mortgage  Loan, the related  Sharia  Mortgage Loan Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership
Agreement,  Obligation  to Pay,  Assignment  Agreement  and  Amendment of Security  Instrument,  any  insurance  policies and all other documents in the related  Mortgage File and (iii) with  respect to each  Subsequent  Mortgage Loan other than a Subsequent  Cooperative
Loan or a Subsequent Sharia Mortgage Loan, the related Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File,  (B) all  monies due or to become due pursuant to the Mortgage  Loans in accordance  with the terms thereof and (C) all  proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities or other property,  including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the Custodial
Account,  whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee, the Custodian or any other  agent of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment property or chattel paper shall be deemed to be  "possession  by the secured  party," or possession  by a purchaser or a person  designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial
Code  of  any  other  applicable  jurisdiction  (including,  without  limitation,   Sections  8-106,  9-313  and  9-106  thereof);  and
(d) notifications to persons holding such property, and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons  holding for, (as applicable)  the Trustee for the purpose of perfecting  such security  interest under  applicable law.
The Seller shall, to the extent  consistent with this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Subsequent  Mortgage Loans and the other property  described above, such security  interest would be determined to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Seller shall prepare and deliver to the Trustee not less than 15 days prior to any filing date,  and the Trustee shall file, or shall cause to be filed,  at the expense of the Seller,  all filings  necessary to maintain the  effectiveness of any original  filings  necessary under the Uniform
Commercial  Code as in effect in any  jurisdiction  to perfect the Trustee's  security  interest in or lien on the Subsequent  Mortgage
Loans, including without limitation  (x) continuation  statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller or the Trustee,  (2) any change of location of the state of formation,  place of business or the chief  executive office of the Seller, or (3) any transfer of any interest of the Seller in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall retain all  servicing  rights  (including,  without limitation,  primary  servicing and master  servicing)  relating to or arising out of the Subsequent  Mortgage Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation  for such servicing  granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing  Rights") and (ii) the
Servicing  Rights are not  included in the  collateral  in which the Seller  grants a security  interest  pursuant  to the  immediately preceding paragraph.

          (b)     The expenses and costs relating to the delivery of the Subsequent  Mortgage Loans,  this Agreement and the Assignment
Agreement shall be borne by the Seller.

         (c)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

         (a)      The Seller hereby affirms the  representations and warranties made by it and set forth in Section 4 of the Assignment
Agreement that relate to the  Subsequent  Mortgage Loans as of the date hereof.  The Seller,  as evidenced by an officer's  certificate substantially  in the form of Attachment C hereto and delivered to the Trustee,  hereby  confirms that each of the conditions set forth in Section 2(c) and Section 2(d) of the  Assignment  Agreement are satisfied as of the date hereof and further  represents and warrants that each  Subsequent  Mortgage Loan complies with the  requirements  of this Agreement and Section 2(d) of the  Assignment  Agreement.
The Seller, as Master Servicer of the Subsequent  Mortgage Loans,  hereby affirms the representations and warranties made by it and set forth in Section 2.03(a) of the Pooling and Servicing Agreement that relate to the Seller.

         (b) The Seller  hereby  represents  and  warrants to the Trustee for the benefit of  Certificateholders,  with  respect to the
Subsequent Mortgage Loans, that as of the Subsequent Transfer Date:

(i)      No Subsequent  Mortgage Loan is 30 or more days  Delinquent in payment of principal and interest as of the Subsequent  Cut-off
         Date and no  Subsequent  Mortgage Loan has been so Delinquent  more than once in the 12-month  period prior to the  Subsequent
         Cut-off Date;

(ii)     No more than 1.0% of the Subsequent  Mortgage Loans by aggregate  Stated Principal  Balance as of the Subsequent  Cut-off Date
         are  secured  by  Mortgaged  Properties  located  in any one zip code  area in Utah and no more  than  0.2% of the  Subsequent
         Mortgage Loans by aggregate Stated  Principal  Balance as of the Subsequent  Cut-off Date are secured by Mortgaged  Properties located in any one zip code area outside Utah;

(iii)    The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
         Guide,  including  flood  insurance if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes  the holder of the  Mortgage to obtain and maintain  such  insurance  at the  Mortgagor's  expense and to seek reimbursement therefor from the Mortgagor;

(iv)     Immediately  prior to the  assignment of the Subsequent  Mortgage Loans to the Trustee,  the Seller had good title to, and was the sole owner of, each Subsequent Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than rights to  servicing  and related  compensation)  and such  assignment  validly  transfers  ownership  of the  Subsequent
         Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(v)      No more than 43.0% of the Subsequent  Mortgage Loans by aggregate Stated Principal  Balance as of the Subsequent  Cut-off Date
         were  underwritten  under a reduced  loan  documentation  program,  no more than  15.2% of the  Subsequent  Mortgage  Loans by aggregate Stated Principal Balance as of the Subsequent Cut-off Date were underwritten  under a no-stated income program,  and no more than 13.8% of the Subsequent  Mortgage Loans by aggregate Stated Principal  Balance as of the Subsequent  Cut-off Date
         were underwritten under a no income/no asset program;

(vi)     Except with respect to no more than 21.0% of the Subsequent  Mortgage Loans by aggregate  Stated  Principal  Balance as of the
         Subsequent  Cut-off Date, the Mortgagor  represented in its loan application with respect to the related  Subsequent  Mortgage
         Loan that the Mortgaged Property would be owner-occupied;

(vii)    None of the Subsequent Mortgage Loans is a Buy-Down Mortgage Loan;

(viii)   Each  Subsequent  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section  860G(a)(3)(A)  of the Code and  Treasury
         Regulations Section  1.860G-2(a)(1),  (2), (4), (5) and (6), without reliance on the provisions of Treasury Regulation Section
         1.860G-2(a)(3)  or Treasury  Regulation  Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(ix)     A policy of title  insurance  was  effective as of the closing of each  Subsequent  Mortgage Loan and is valid and binding and remains  in full force and  effect,  unless  the  Mortgaged  Properties  are  located  in the State of Iowa and an  attorney's certificate has been provided as described in the Program Guide;

(x)      None of the Subsequent Mortgage Loans is a Cooperative Loan;

(xi)     With respect to each Subsequent  Mortgage Loan originated  under a "streamlined"  Mortgage Loan program  (through which no new or updated  appraisals of Mortgaged  Properties are obtained in connection with the refinancing  thereof),  the related seller has represented that either (a) the value of the related  Mortgaged  Property as of the date the Subsequent  Mortgage Loan was originated was not less than the appraised  value of such property at the time of  origination  of the  refinanced  Subsequent
         Mortgage Loan or (b) the Loan-to-Value  Ratio of the Subsequent  Mortgage Loan as of the date of origination of the Subsequent
         Mortgage Loan generally meets RFC's underwriting guidelines;

(xii)    Interest on each Subsequent Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xiii)   None of the Subsequent Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xiv)    None of the Subsequent Mortgage Loans has been made to an International Borrower;

(xv)     No Subsequent  Mortgage Loan  provides for payments that are subject to reduction by  withholding  taxes levied by any foreign
         (non-United States) sovereign government; and

(xvi)    None of the  Subsequent  Mortgage  Loans is an  Additional  Collateral  Loan and none of the  Subsequent  Mortgage  Loans is a
         Pledged Asset Loan.

Upon discovery by either of the Seller, the Custodian or the Trustee of a breach of any of the representations and warranties set forth in this Section 2(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the
party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a
Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section
2(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Seller  shall either (i) cure such breach in all material respects or (ii) purchase such
Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02 of the Pooling and Servicing
Agreement; provided that the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such
Subsequent Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Subsequent Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Seller under the same terms and conditions as provided in Section 2.04 of the Standard Terms for substitutions by the
Seller. It is understood and agreed that the obligation of the Seller to cure such breach or to so purchase or substitute for any
Subsequent Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         (c)      The  Seller is  solvent,  is able to pay its debts as they  become  due and has  capital  sufficient  to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the execution and delivery of this Agreement or by the performance of its obligations  hereunder nor is it aware of any pending  insolvency;  no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

         (d)      All terms and conditions of the Assignment  Agreement  relating to the Subsequent  Mortgage Loans are hereby ratified and  confirmed;  provided,  however,  that in the event of any  conflict  the  provisions  of this  Agreement  shall  control  over the conflicting provisions of the Assignment Agreement.

         Section 3.        Recordation of Instrument.  To the extent  permitted by applicable law or a memorandum  thereof if permitted under  applicable law, this Agreement is subject to recordation in all appropriate  public offices for real property  records in all of the counties or other  comparable  jurisdictions in which any or all of the properties  subject to the related  Mortgages are situated, and in any other  appropriate  public  recording  office or elsewhere,  such  recordation to be effected by the Master  Servicer at the
Certificateholders'  expense on  direction  of the  Certificateholders  of  Certificates  representing  not less than a majority of the aggregate  Certificate  Principal  Balance of the  Certificates,  but only when accompanied by an Opinion of Counsel to the effect that such recordation  materially and beneficially  affects the interests of the  Certificateholders  or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

         Section 4.        GOVERNING  LAW. THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK AND
THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 5.        Counterparts.  This Agreement may be executed in  counterparts,  each of which,  when so executed,  shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 6.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.

                                                     RESIDENTIAL FUNDING COMPANY, LLC,
                                                        as Seller and Master Servicer

                                                     By:____________________________
                                                           Name:
                                                           Title:

                                                     By:   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              not in its individual capacity but solely as
                                                              Trustee

                                                     By: ___________________________
                                                           Name:
                                                           Title:

                                                              Attachments

A.       Additional Terms of Sale
B.       Schedule of Subsequent Mortgage Loans
C.       Seller's Officer's Certificate

                                         ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                      RALI SERIES 2007-QS10 TRUST

                                                       ADDITIONAL TERMS OF SALE

                                                          September 12, 2007

A.
       1.     Subsequent Cut-off Date:                                                        September 1, 2007
       2.     Subsequent Transfer Date:                                                       September 12, 2007
       3.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
              Subsequent Cut-off Date:
       5.     Purchase Price:                                                                 100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Latest stated maturity date:                                                    September 25, 2037
       2.     Maximum LTV at origination:                                                     100.00%

C.
As to all Mortgage Loans:
       1.     Weighted average Mortgage Rate of all Mortgage Loans:                           7.27%
       2.     Remaining weighted average term to maturity of all Mortgage Loans:              359 months
       2.     Aggregate of the Discount Fractions of the Stated Principal Balance of the
              Discount Mortgage Loans:                                                        $2,925,884.64

                                         ATTACHMENT B TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                 SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                                         ATTACHMENT C TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                    SELLER'S OFFICER'S CERTIFICATE

         I,  MARGUERITE  STEFFES,  hereby certify that I am an Associate of Residential  Funding  Company,  LLC ("RFC") (the "Seller"),
that I have made such reasonable  investigation  as I have deemed  necessary to deliver this  Certificate,  including  discussions with responsible officers of the Seller and further certify to the best of my knowledge as follows:

                  1.       The Seller is in good standing under the laws of the State of Delaware.

                  2.       Each person who, as an officer or representative  of the Seller,  signed the Subsequent  Transfer  Agreement
         (the  "Subsequent  Transfer  Agreement"),  dated as of September  12, 2007 between the Seller and Deutsche  Bank Trust Company
         Americas,  as trustee (the  "Trustee") and any other document  delivered prior hereto or on the date hereof in connection with the transfer of the Subsequent Mortgage Loans and the transactions  described in the Assignment and Assumption  Agreement (the
         "Assignment  Agreement"),  dated as of August 31, 2007,  between  Residential  Funding Company,  LLC and Residential  Accredit
         Loans,  Inc.,  at the  respective  times of such signing and delivery,  and is now,  duly elected or appointed,  qualified and acting as such officer or  representative,  and the  signatures of such persons  appearing on such documents are their genuine signatures.

                  3.       With respect to its transfer of the  Subsequent  Mortgage  Loans and the  transactions  contemplated  by the
         Assignment  Agreement and the Subsequent  Transfer  Agreement,  the Seller has complied in all material  respects with all the agreements by which it is bound and has satisfied in all material  respects all the  conditions on its part to be performed or satisfied prior to the Subsequent Transfer Date.

                  4.       Attached as Exhibit I hereto is a true and correct copy of the  resolutions of the Board of Directors of the
         Seller with respect to the sale of the  Subsequent  Mortgage Loans subject to the  Assignment  Agreement,  and the same are in full force and effect and have not been  revoked,  repealed  or  amended.  Attached as Exhibit II hereto is a true and correct copy of the  Certificate  of  Formation  of the  Seller,  which is in full force and effect on the date  hereof.  Attached  as
         Exhibit  III hereto is a true and  correct  copy of the Good  Standing  Certificate  of the  Seller,  dated  August 24,  2007.
         Attached as Exhibit IV hereto is a true and correct  copy of the Limited  Liability  Company  Agreement  of the Seller,  which continues in force on the date hereof.

                  5.       Any necessary consents, approvals,  authorizations or order of any court or governmental agency or body that are required for the  execution,  delivery and  performance  by the Seller of or compliance by the Seller with the  Assignment
         Agreement,  the sale of the Subsequent Mortgage Loans as evidenced by the Subsequent  Transfer Agreement,  or the consummation of the transactions  contemplated by the Assignment  Agreement,  have been obtained.  The Assignment Agreement and all related agreements have been  authorized by the Board of Directors of the Seller,  such  authorization  being reflected in the minutes of that Board and shall be maintained  from the date of their  execution as records of the Seller.  The  Assignment  Agreement and related agreements are and will be from the time of their execution official records of the Seller.

                  6.       Each  obligation of the Seller  required to be performed by it on or prior to the  Subsequent  Transfer Date pursuant  to the  terms  of the  Subsequent  Transfer  Agreement  has  been  duly  performed  and  complied  with,  all of the representations  and  warranties  of the  Seller  under the  Subsequent  Transfer  Agreement  are true and  correct  as of the
         Subsequent  Transfer Date, and no event has occurred that with notice or the passage of time would  constitute a default under the Subsequent Transfer Agreement.

                  7.       Each condition  precedent  specified in Section 2(b) through  Section 2(e) of the  Assignment  Agreement and each condition precedent specified in the Subsequent Transfer Agreement has been satisfied by the Seller.

         Capitalized terms not defined herein have the meanings set forth in the Assignment Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:  September 12, 2007

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:   __________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT I

                                                              RESOLUTIONS

                                                              EXHIBIT II

                                                CERTIFICATE OF FORMATION OF THE SELLER

                                                              EXHIBIT III

                                                GOOD STANDING CERTIFICATE OF THE SELLER

                                                              EXHIBIT IV

                                                  LIMITED LIABILITY COMPANY AGREEMENT